July 19, 2016

SPIRIT OF AMERICA INVESTMENT FUND, INC.

Spirit of America Energy Fund

Class A Shares – TICKER: SOAEX

Class C Shares – TICKER: SACEX

A Series of Spirit of America Investment Fund, Inc.

Supplement to the Summary Prospectus dated April 29, 2016

and Prospectus dated March 15, 2016

The Fund name is hereby updated to reflect the Spirit of America Energy Fund (the “Energy Fund”) in the Average Annual Total Returns Table for the period ended December 31st, also referred to as the “Performance Table” in the Energy Fund’s Summary Prospectus dated April 29, 2016, and on pages 7 and 8 of the Energy Fund’s Prospectus dated March 15, 2016, as follows (emphasis added to indicate updated information):

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31)

	1 Year	Since Inception, July 10, 2014
Spirit of America Energy Fund—Class A
Return Before Taxes	(35.88)%	(33.53)%
Return After Taxes on Distributions(1)(2)	(35.88)%	(33.56)%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(20.31)%	(24.66)%
S&P 500 Index(3)	1.38%	4.57%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
(3)	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The performance information displayed in the bar chart and performance table is the performance of Class A shares only, which will differ from Class C shares to the extent the Classes do not have the same expenses and inception dates. Performance is not shown for Class C shares because it is a new class of shares.

For further information, please contact the Funds at 1-516-390-5565 or the Transfer Agent at 1-800-452-4892. You may also obtain additional copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund at 1-516-390-5565, by sending an e-mail request to info@soafunds.com or by visiting the Fund’s website at www.SOAFunds.com.